UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) May 28, 2010

OLD REPUBLIC INTERNATIONAL CORPORATION

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(Exact name of Registrant as Specified in Charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of Principal Executive Offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

           □  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           □  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           □  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

           □  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Old Republic International Corporation (the “Corporation”) was held on May 28, 2010 for the purpose of electing three Class 2 directors and approving an amendment to the Old Republic International Corporation 2006 Incentive Compensation Plan (the “Plan”).

Shareholders elected each of the three nominees listed below as a Class 2 director. The final voting results for each nominee were as follows:

Director Nominee	For	Withheld	Broker Non-votes
Jimmy A. Dew	203,741,133	3,076,408	-
John M. Dixon	202,760,447	4,057,094	-
Dennis P. Van Mieghem	174,453,068	32,364,475	-

Shareholders also acted on a proposed amendment to the Plan in order to change the number of permitted optioned shares so that the maximum number of options will no longer equal 9% of the Corporation’s outstanding Common Stock (which was approximately 21.7 million shares as of January 29, 2010). The maximum number of options post-amendment that may be granted until the Plan terminates on February 23, 2016 shall be a fixed number equaling 14,500,000 shares.  This number shall be reduced by any option awards made after March 12, 2010. A Copy of the Plan amendment and the restated Plan were attached as Exhibits A and B to the Corporation’s Definitive Proxy Statement filed April 13, 2010.

The final number of votes approving this proposed amendment to the Plan were:

Votes For	182,239,909
Against	23,800,300
Abstain	777,332
Broker Non-Votes	0

Item 8.01.  Other Events

The Corporation’s Board of Directors made revisions to the Corporation’s Audit Committee Charter, Compensation Committee Charter and Governance and Nominating Committee (the “Governance Committee”) Charter which became effective on May 28, 2010.  The revisions were recommended by the Audit, Compensation, and Governance Committees, respectively, following their annual Charter reviews. The changes were made in order to align the formatting and wording of certain provisions common to all three Charters, as well as to clarify certain language already contained therein.  Each Committee’s Charter either added or modified language pertaining to Membership, Procedures, Meetings, and Authority, Duties and Responsibilities.  None of the revisions were substantive. The revised Charters are attached as exhibits and may be viewed on the Corporation’s web site at www.oldrepublic.com. Printed copies are available to shareholders of the Corporation upon request.

The engagement letter for the 2010 audit of the Corporation by KPMG LLP has been signed. This completed the standard evaluation procedures referred to in the Corporation’s May 13, 2010 Form 8-K filing reporting the selection of KPMG LLP as the Corporation’s Independent Registered Public Accountant.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1    Audit Committee Charter

99.2           Compensation Committee Charter

99.3           Governance and Nominating Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: June 3, 2010	By: /s/ Spencer LeRoy III
Spencer LeRoy III
Senior Vice President,
Secretary, and General Counsel

INDEX TO EXHIBITS
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Exhibits

99.1    Audit Committee Charter

99.2           Compensation Committee Charter

99.3           Governance and Nominating Committee Charter